SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2004

CRESCENT REAL ESTATE EQUITIES COMPANY
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-13038 (Commission file number)	52-1862813 (I.R.S. Employer Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas 76102
(817) 321-2100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES

     On November 17, 2004, Crescent Real Estate Equities Company (“Crescent”) filed a Form 8-K, dated November 10, 2004, for the purpose of reporting, under Item 2.01, the completion of the contribution of three office properties owned indirectly by Crescent through its subsidiaries (collectively with Crescent, the “Company”) to a limited partnership in which the Company currently has a 40% interest and a fund advised by JP Morgan Fleming Asset Management has a 60% interest. On November 19, 2004, Crescent filed a Form 8-K/A to correct certain pro forma adjustments that were included in the November 17 Form 8-K and set forth in the balance sheet, statement of operations, and the accompanying notes relating to the use of proceeds from the reported transaction.

     Crescent is amending the Form 8-K to report the completion of a transaction related to the transaction reported in the November 17 Form 8-K, as amended on November 19, and to provide new pro forma financial statements that reflect the effects of both transactions. In accordance with applicable rules of the Securities and Exchange Commission, Crescent is refiling each of Items 2.01 and 9.01 in its entirety.

Item 2.01. Completion of Acquisition or Disposition of Assets.

     Crescent Real Estate Equities Company (“Crescent Equities”) conducts its business through its direct and indirect subsidiaries, which include Crescent Real Estate Equities Limited Partnership (the “Operating Partnership”) and the direct and indirect subsidiaries of the Operating Partnership and its general partner. Unless the context otherwise requires, the term “Company” includes, as applicable, Crescent Equities, the Operating Partnership, the general partner of the Operating Partnership and the direct and indirect subsidiaries of the Operating Partnership or its general partner.

     Summary Description of Terms of Disposition of Assets

     On November 10, 2004, the Company contributed three of its office properties to a limited partnership in which the Company has a 40% interest and a fund advised by JP Morgan Fleming Asset Management (“JPM”) has a 60% interest (the “First Partnership”). The three office properties contributed to the Partnership are The Crescent in Dallas, Texas, Houston Center in Houston, Texas, and Post Oak Central in Houston, Texas (collectively, the “First Partnership Office Properties”). The First Partnership Office Properties were valued at $897.0 million, which was negotiated in an arms-length transaction.

     On November 23, 2004, the Company contributed two of its office properties to a limited partnership in which the Company has a 24% interest and a fund advised by JP Morgan Fleming Asset Management (“JPM”) has a 76% interest (the “Second Partnership”). The two office properties contributed to the Second Partnership are Fountain Place in Dallas, Texas, and Trammell Crow Center in Dallas, Texas (collectively, the “Second Partnership Office Properties”). The Second Partnership Office Properties were valued at $320.5 million, which was negotiated in an arms-length transaction.

     The Company serves as the sole and managing general partner of the First Partnership and the Second Partnership (collectively, the “Partnerships”). Each of the three First Partnership Office Properties and the two Second Partnership Office Properties (collectively, the “Properties”) is owned by a separate limited partnership. The property partnership that owns Trammell Crow Center acquired all of the Company’s interest in Trammell Crow Center through the acquisition of the Company’s ownership of fee simple title to the Property (subject to a ground lease and a leasehold estate regarding the building) and the Company’s ownership of two mortgage notes encumbering the leasehold interests in the land and the building.

     Each of the property partnerships, other than the property partnership that owns Trammell Crow Center, has entered into a separate leasing and management agreement with the Company. The property partnership that owns Trammell Crow Center and the Company have entered into a management oversight agreement and a mortgage servicing agreement relating to the two mortgage notes held by that property partnership. The management and leasing of Trammell Crow Center will continue to be the primary responsibility of a third-party manager.

     As a result of these transactions, the Partnerships collectively own five Properties containing an aggregate of approximately 7.9 million square feet and valued at approximately $1.2 billion. The Company received aggregate net cash proceeds from these transactions of approximately $361.5 million.

     First Partnership

     Initially, an affiliate of the Company serves as the sole and managing general partner of the First Partnership (the “Crescent General Partner”), and another affiliate of the Company (the “Crescent Limited Partner”) and JPM are the sole limited partners. The Crescent General Partner entity expects to continue in the role of managing general partner. The Crescent Limited Partner, however, is engaged in negotiations with an institutional investor to transfer an approximately 16% interest in the First Partnership (40% of its current partnership interest) to that institution in order to reduce its ownership interest in the First Partnership to approximately 24%. If that transfer occurs, that institution may become both an additional limited partner and an additional general partner in the First Partnership, although the Crescent General Partner would continue to serve as the managing general partner. The Company anticipates that it will complete that transfer by December 2004, but there can be no assurance that the Company will be able to make that transfer or, if it does, what the terms of any such transfer will be, including the price at which the transfer will be made or the portion of the interest of the Crescent General Partner or the Crescent Limited Partner that may be transferred. If the Company completes its planned transfer of an approximately 16% interest in the First Partnership (40% of its interest in the First Partnership), the Company’s share of net cash flow and net proceeds of a capital transaction will be reduced accordingly.

     In accordance with the provisions of the limited partnership agreement of the First Partnership (the “First Partnership Agreement”), each of the First Partnership Office Properties is owned by a separate limited partnership. The sole general partner of each of those property partnerships is a separate limited liability company wholly owned by the First Partnership, and the First Partnership is the sole limited partner of each of those property partnerships. Also in accordance with the provisions of the First Partnership Agreement, each of the property partnerships has entered into a separate leasing and management agreement with the Company pursuant to which the Company has agreed to provide leasing and management services for the First Partnership Office Property owned by that property partnership for an initial term of five years. The agreement is subject to automatic annual renewals thereafter, unless the property owner or the Company gives 30 days’ prior notice that it desires to terminate the agreement. Following the initial five year term, the agreement may be terminated by JPM in its sole and absolute discretion. For its services under the property management and leasing agreement, the Company will receive a monthly management fee and leasing commissions for executed leases approved by the property partnership.

     In connection with the formation of the First Partnership and the Company’s contribution of the First Partnership Office Properties to the First Partnership, the Company paid in full all of the debt associated with the First Partnership Office Properties, in an aggregate amount of $387.0 million. The Company also paid certain costs, including penalties associated with the payment of the debt and obligations relating to the Office Properties in an aggregate amount of approximately $97.2 million. Upon contribution of the First Partnership Office Properties to the First Partnership, and the First Partnership’s subsequent contribution of each First Partnership Office Property into a separate property partnership, each of the property partnerships obtained mortgage financing secured by the property held by that property partnership, in an aggregate amount of $582.0 million. The mortgage financing is non-recourse to the property partnerships, subject to limited exceptions for matters such as environmental liabilities.

     As a result of the transaction described above, the Company received, in addition to its 40% interest in the Partnership, approximately $290 million in net cash proceeds, which the Company has used to repay secured debt and temporarily pay down its revolving credit facility. At a future date, the Company intends to re-draw the amounts used to temporarily reduce amounts outstanding under its revolving credit facility to acquire properties or make other real estate-related investments, repay other secured debt, repurchase shares of Crescent Equities and for other corporate purposes.

     Under the terms of the First Partnership Agreement, all net cash flow of the First Partnership will be distributed 40% to the Company and 60% to JPM on a monthly basis, subject to an annual true-up. In addition, the Crescent General Partner, in its capacity as managing general partner, will receive an annual incentive distribution based on the First Partnership’s adjusted net operating income. In general, upon the occurrence of a capital transaction such as a sale or refinancing of any of the First Partnership Office Properties or the sale of the partnership interests of any of the partnerships that owns one of the Properties, the net proceeds of the transaction initially will be distributed 40% to the Company and 60% to JPM, subject to the Company’s right to receive a greater proportion of the net proceeds if JPM receives total distributions from the First Partnership sufficient to provide it with specified internal rates of return on its investment in the First Partnership, as provided in the First Partnership Agreement.

     Second Partnership

     An affiliate of the Company serves as the sole and managing general partner of the Second Partnership (the “General Partner”), and another affiliate of the Company (the “Crescent Limited Partner”) and JPM are the sole limited partners.

     In accordance with the provisions of the limited partnership agreement of the Second Partnership (the “Second Partnership Agreement”), each of the Second Partnership Office Properties is owned by a separate limited partnership. The sole general partner of each of those property partnerships is a separate limited liability company wholly owned by the Second Partnership, and the Second Partnership is the sole limited partner of each of those property partnerships. Also in accordance with the provisions of the Second Partnership Agreement, the property partnership that owns Fountain Place has entered into a leasing and management agreement with the Company and the property partnership that owns Trammell Crow Center has entered into a management oversight agreement and a mortgage servicing agreement with the Company.

     Under the leasing and management agreement for Fountain Place, the Company has agreed to provide leasing and management services for the Fountain Place property partnership for an initial term of five years. The agreement is subject to automatic annual renewals thereafter, unless the property owner or the Company gives 30 days’ prior notice that it desires to terminate the agreement. Following the initial five year term, the agreement may be terminated by JPM in its sole and absolute discretion. For its services under the property management and leasing agreement, the Company will receive a monthly management fee and leasing commissions for executed leases approved by the property partnership.

      The Company has agreed to provide management oversight services for the Trammell Crow property partnership for an initial term of five years. The agreement is subject to automatic annual renewals thereafter, unless the property owner or the Company gives 30 days’ prior notice that it desires to terminate the agreement. Following the initial five year term, the agreement may be terminated by JPM in its sole and absolute discretion. For its services under the management oversight agreement, the Company will receive a monthly management fee based upon a percentage of monthly gross receipts of the property. The management and leasing of Trammell Crow Center will continue to be the primary responsibility of a third-party manager. Under the mortgage servicing agreement, the Company will be responsible for servicing the two mortgage notes owned by the Trammell Crow property partnership for as long as the partnership continues to own the notes, although the property partnership will have the right to terminate the arrangement as to either or both of the loans upon five days’ prior written notice.

     In connection with the formation of the Second Partnership and the Company’s contribution of the Second Partnership Office Properties to the Second Partnership, the Company paid in full all of the debt associated with the Second Partnership Office Properties, in an aggregate amount of $90.0 million and repaid the $79.9 million obligation to a limited partnership in which Lehman Brothers Holding, Inc. (“Lehman”) had an interest, in satisfaction of Lehman’s unconditional right to require the Company to purchase its interest in that partnership. The Company also paid certain costs, including penalties associated with the payment of the debt and obligations relating to the Office Properties, in an aggregate amount of approximately $43.3 million. Upon contribution of the Second Partnership Office Properties to the Second Partnership, and the Second Partnership’s subsequent contribution of each Second Partnership Office Property into a separate property partnership, one of the property partnerships obtained mortgage financing secured by the property held by that property partnership, in an aggregate amount of $105.9 million. The mortgage financing is non-recourse to the property partnership, subject to limited exceptions for matters such as environmental liabilities.

     As a result of the transaction described above, the Company received, in addition to its 24% interest in the Partnership, approximately $71.5 million in net cash proceeds, which the Company has used to pay down its revolving credit facility. In connection with that repayment, the Company has agreed to reduce the maximum amount available under its revolving credit facility.

     Under the terms of the Second Partnership Agreement, all net cash flow of the Second Partnership will be distributed 24% to the Company and 76% to JPM on a monthly basis, subject to an annual true-up. In addition, the Crescent General Partner, in its capacity as managing general partner, will receive an annual incentive distribution based on the Second Partnership’s adjusted net operating income. In general, upon the occurrence of a capital transaction such as a sale or refinancing of any of the Second Partnership Office Properties or the sale of the partnership interests of any of the partnerships that owns one of the Properties, the net proceeds of the transaction initially will be distributed 24% to the Company and 76% to JPM, subject to the Company’s right to receive a greater proportion of the net proceeds if JPM receives total distributions from the Second Partnership sufficient to provide it with specified internal rates of return on its investment in the Second Partnership, as provided in the Second Partnership Agreement.

     Other Relationships Between the Company and JP Morgan Asset Management

     The Company owns three of the office properties included in its office portfolio through three separate partnerships in which an affiliate of JP Morgan Asset Management (each, a “JPM Affiliate) is the other partner. The three office properties are Miami Center in Miami, Florida, Five Houston Center in Houston, Texas and BriarLake Plaza in Houston, Texas. The Company has a 40% interest in Miami Center, a 25% interest in Five Houston Center, and a 30% interest in BriarLake Plaza. A JPM Affiliate owns the remaining 60% interest in the partnership that owns Miami Center, the remaining 75% interest in the partnership that owns Five Houston Center and the remaining 70% interest in the partnership that owns BriarLake Plaza.

Item 9.01. Financial Statements and Exhibits.

(b) The following pro forma financial statements are filed as part of this Current Report on Form 8-K.

Pro Forma Consolidated Balance Sheet as of September 30, 2004 and notes thereto

Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2004 and notes thereto

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003 and notes thereto

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT REAL ESTATE EQUITIES COMPANY

By:	/s/ JERRY R. CRENSHAW

Name:	Jerry R. Crenshaw, Jr.
Title:	Executive Vice President and Chief
Financial Officer

Date: November 30, 2004

INDEX TO FINANCIAL STATEMENTS

Pro Forma Consolidated Balance Sheet as of September 30, 2004 and notes thereto	F-3

Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2004 and notes thereto	F-5

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003 and notes thereto	F-7

Pro Forma Financial Information

The following unaudited pro forma consolidated financial statements are based upon Crescent Real Estate Equities Company’s historical financial statements and give effect to the following transaction:

•	The Company’s contribution of the following office properties into a limited partnership in which the Company will own a 40% interest.

The Crescent
Houston Center
Post Oak Central

•	The Company’s contribution of the following office properties into a limited partnership in which the Company will own a 24% interest, referred to with the properties above as “The Properties”.

Trammell Crow Center
Fountain Place

•	The assumed application of the net cash proceeds received from these transactions.

The unaudited pro forma consolidated balance sheet as of September 30, 2004 is presented as if these transactions had been completed on September 30, 2004. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 are presented as if these transactions had occurred as of January 1, 2003.

In management’s opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma consolidated balance sheet and statements of operations are not necessarily indicative of what actual results of operations of the Company would have been for the periods presented, nor does it purport to predict the Company’s results of operations for future periods.

Crescent Real Estate Equities Company
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2004
(dollars in thousands)

	(A)
	Crescent
	Real Estate	Pro Forma
	Equities Company	Adjustments			Consolidated
ASSETS:
Investments in real estate:
Land	$274,260	$(82,644)	(B	)	$191,616
Land improvements, net of accumulated depreciation	113,217	—			113,217
Building and improvements, net of accumulated depreciation	2,377,177	(640,693)	(B	)	1,736,484
Furniture, fixtures and equipment, net of accumulated depreciation	41,313	(1,421)	(B	)	39,892
Land held for investment or development	505,543	—			505,543
Properties held for disposition, net	78,067	—			78,067

Net investment in real estate	$3,389,577	$(724,758)			$2,664,819
Cash and cash equivalents	$64,517	$—			$64,517
Restricted cash and cash equivalents	75,800	(8,214)	(B	)	67,586
Defeasance investments	170,589	—			170,589
Accounts receivable, net	48,796	—			48,796
Deferred rent receivable	79,573	(22,395)	(B	)	57,178
Investments in unconsolidated companies	356,950	25,726	(C	)	382,676
Notes receivable, net	74,157	—			74,157
Income tax asset-current and deferred	31,138	—			31,138
Other assets, net	295,872	(55,307)	(B),	(D)	240,565

Total assets	$4,586,969	$(784,948)			$3,802,021

LIABILITIES:
Borrowings under Credit Facility	$307,500	$(265,350)	(E	)	$42,150
Notes payable	2,548,391	(570,422)	(E	)	1,977,969
Accounts payable, accrued expenses and other liabilities	466,514	(108,426)	(B),	(E)	358,088

Total liabilities	$3,322,405	$(944,198)			$2,378,207

MINORITY INTERESTS:
Operating partnership, 8,863,889 units	$83,304	$24,190	(F	)	$107,494
Consolidated real estate partnerships	44,137	—			44,137

Total minority interests	$127,441	$24,190			$151,631

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 shares issued and outstanding	$319,166	$—			$319,166
Series B Cumulative Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding	81,923	—			81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 124,446,656 shares issued and outstanding	1,238	—			1,238
Additional paid-in capital	2,245,927	—			2,245,927
Deferred compensation on restricted shares	(3,124)	—			(3,124)
Accumulated (deficit) earnings	(1,043,673)	135,060	(G	)	(908,613)
Accumulated other comprehensive income (loss)	(4,186)	—			(4,186)

	$1,597,271	$135,060			$1,732,331
Less - shares held in treasury, at cost, 25,121,861 common shares	(460,148)	—			(460,148)

Total shareholders’ equity	$1,137,123	$135,060			$1,272,183

Total liabilities and shareholders’ equity	$4,586,969	$(784,948)			$3,802,021

See accompanying notes to Pro Forma Consolidated Balance Sheet

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(dollars in thousands)

The following describes the pro forma adjustments to the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2004 as if the transactions described in the first paragraph of “Pro Forma Financial Information” were completed on September 30, 2004.

(A)	Reflects Crescent Real Estate Equities Company’s unaudited consolidated historical Balance Sheet as of September 30, 2004.

(B)	Reflects adjustments to remove the historical balance sheets of The Properties.

(C)	Reflects the Company’s investments in the limited partnerships which own The Properties.

(D)	Reflects the write off of deferred financing costs of $3.5 million associated with the pay down of the JP Morgan Mortgage Note, the Fleet Fund I Term Loan, LaSalle Note I and the Lehman Capital Note

(E)	Assumes the net cash proceeds received, after the payment of debt defeasance costs, debt prepayment penalty and mortgage exit fee, from the joint venture of $940.3 million were used for the following:

•	Repayment of notes payable in the amount of $570.4 million consisting of:

•	Pay off of the JP Morgan Mortgage Note in the amount of $187.9 million, which was secured by the Houston Center Office Property Complex.

•	Pay off of the $160.0 million of the Fleet Fund I Term Loan, which was secured by The Crescent Office Property and other office properties owned by the Company.

•	The legal defeasance of $132.5 million of the LaSalle Note I, which was the portion of the loan secured by The Crescent Office Property, by purchasing U.S. Treasury and government sponsored agency securities.

•	Pay off of the Lehman Capital Note in the amount of $90.0 million, which was secured by the Fountain Place Office Property.

•	Payment of the $79.9 million obligation, included in Accounts payable, accrued expenses and other liabilities, to settle the unconditional right Lehman had to require the Company to purchase Lehman’s interest in the Fountain Place Office Property.

•	Payment of $24.6 million of accrued expenses for the Office Properties.

•	Remaining cash proceeds of $265.4 million were used to pay down the Company’s credit facility.

(F)	Reflects the operating partnership’s unitholder minority interest, which is approximately 15%, of the amounts described in footnote (G).

(G)	Reflects, before minority interests, the gain on the transactions of $195.0 million offset by the debt pre-payment penalties, debt defeasance costs and write off of deferred financing costs of $35.7 million. Adjustment amount is recorded net of minority interests.

Crescent Real Estate Equities Company
Unaudited Pro Forma Consolidated Statement of Operations
For the nine months ended September 30, 2004
(dollars in thousands, except share data)

	(A)
	Crescent
	Real Estate	Pro Forma
	Equities Company	Adjustments		Consolidated
REVENUE:
Office Property	$384,564	$(142,877	) (B)	$241,687
Resort/Hotel Property	137,241	—		137,241
Residential Development Property	163,875	—		163,875

Total Property revenue	$685,680	$(142,877)		$542,803

EXPENSE:
Office Property real estate taxes	$49,719	$(20,542	) (B)	$29,177
Office Property operating expenses	132,906	(43,547	) (B)	89,359
Resort/Hotel Property expense	115,382	—		115,382
Residential Development Property expense	146,803	—		146,803

Total Property expense	$444,810	$(64,089)		$380,721

Income from Property Operations	$240,870	$(78,788)		$162,082

OTHER INCOME (EXPENSE):
Income from investment land sales, net	$8,532	$—		$8,532
Interest and other income	8,295	(43	) (B)	8,252
Corporate general and administrative	(22,734)	—		(22,734)
Interest expense	(137,008)	41,026	(C)	(95,982)
Amortization of deferred financing costs	(10,243)	3,348	(B)	(6,895)
Extinguishment of debt	(3,082)	—		(3,082)
Depreciation and amortization	(127,702)	29,951	(B)	(97,751)
Impairment charges related to real estate assets	(4,094)	—		(4,094)
Other expenses	(236)	—		(236)
Equity in net income (loss) of unconsolidated companies:
Office Properties	3,871	7,455	(D)	11,326
Resort/Hotel Properties	(227)	—		(227)
Residential Development Properties	(1,110)	—		(1,110)
Temperature-Controlled Logistics Properties	(4,514)	—		(4,514)
Other	(391)	—		(391)

Total Other Income (Expense)	$(290,643)	$81,737		$(208,906)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$(49,773)	$2,949		$(46,824)
Minority interests	4,615	(448	) (E)	4,167
Income tax benefit (provision)	13,214	—		13,214

INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$(31,944)	$2,501		$(29,443	) (F)

BASIC EARNINGS PER SHARE DATA:
Net income (loss) before discontinued operations and cumulative effect of a change in accounting principle	$(0.32)			$(0.30)

DILUTED EARNINGS PER SHARE DATA:
Net income (loss) before discontinued operations and cumulative effect of a change in accounting principle	$(0.32)			$(0.30)

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	99,013,076			99,013,076

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	99,013,076			99,013,076

See accompanying notes to Pro Forma Consolidated Statements of Operations

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(dollars in thousands)

The following describes the pro forma adjustments to the Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2004 as if the transactions described in the first paragraph of “Pro Forma Financial Information” were completed on January 1, 2003.

(A)	Reflects Crescent Real Estate Equities Company’s unaudited consolidated historical Statement of Operations for the nine months ended September 30, 2004.

(B)	Reflects adjustments to remove the historical incremental income and expenses for The Properties for the nine months ended September 30, 2004.

(C)	Net decrease in interest costs of $41.0 million consists of the following:

•	Reduction in interest expense assuming the cash proceeds were used to pay off the JP Morgan Mortgage Note, the Fleet Fund I Term Loan and the Lehman Capital Note, and the legal defeasance of a portion of the LaSalle Note I and the pay down of the Credit Facility.

	JP				Credit
	Morgan	Fleet Fund I	Lehman Capital	LaSalle Note I	Facility	Total
Balance paid down	$187,922	$160,000	$90,000	$132,500	$265,350	$835,772
Weighted average interest rate	8.31%	4.75%	3.26%	7.83%	3.55%

Annual interest expense	$15,616	$7,600	$2,934	$10,375	$9,420	$45,945

Expense reduction	$11,712	$5,700	$734	$7,781	$7,065	$32,992

•	Assumes the proceeds received from Fountain Place were used to pay down the Deutsche Bank-CMBS Loan from January 1, 2003 through June 28, 2004, the date of the Fountain Place financing transaction, which would reduce interest expense by $4.9 million.

•	Assumes the reduction of interest expense related to the Company’s payment of distributable funds from Fountain Place since June 28, 2004 in the amount of $3.1 million.

(D)	Reflects the amount of Equity in net income (loss) of unconsolidated companies – Office Properties that would have been recognized based on the Company’s ownership in the joint ventures.

(E)	Reflects the operating partnership’s unitholder minority interest, which is approximately 15%, of the adjustments.

(F)	Does not reflect the non-recurring gain on the partial sale of The Properties, the non-recurring debt pre-payment penalties on the JP Morgan Mortgage Note and Lehman Capital Note, the non-recurring extinguishment of debt expense due to the defeasance of a portion of LaSalle Note I or the write off of deferred financing costs associated with the debt paid down.

•	The estimated gain, net of estimated settlement costs, would have been approximately $195.0 million had the transaction taken place as of September 30, 2004.

Purchase price	$1,217.5
Net book value	(795.1)
Estimated settlement costs	(83.7)

100% gain	338.7

Estimated realized gain	$195.0

•	The estimated pre-payment penalties incurred to pay off the JP Morgan Mortgage Note and Lehman Capital Note were $18.5 million, the extinguishment of debt expense to legally defease LaSalle Note I was $13.7 million, and the write off of deferred financing costs was $3.5 million.

Crescent Real Estate Equities Company
Unaudited Pro Forma Consolidated Statement of Operations
For the twelve months ended December 31, 2003
(dollars in thousands, except share data)

	(A)
	Crescent	(B)
	Real Estate	Accounting	Pro Forma
	Equities Company	Reclassifications	Adjustments		Consolidated
REVENUE:
Office Property	$495,468	$(13,988)	$(181,577	) (C)	$299,903
Resort/Hotel Property	225,562	(51,503)	—		174,059
Residential Development Property	228,214	(1,114)	—		227,100

Total Property revenue	$949,244	$(66,605)	$(181,577)		$701,062

EXPENSE:
Office Property real estate taxes	$65,220	$(1,046)	$(28,035	) (C)	$36,139
Office Property operating expenses	170,219	(4,311)	(57,782	) (C)	108,126
Resort/Hotel Property expense	182,648	(39,779)	—		142,869
Residential Development Property expense	202,162	(3,087)	—		199,075

Total Property expense	$620,249	$(48,223)	$(85,817)		$486,209

Income from Property Operations	$328,995	$(18,382)	$(95,760)		$214,853

OTHER INCOME (EXPENSE):
Income from sale of investment in unconsolidated company, net	$86,186	$—	$—		$86,186
Income from investment land sales, net	13,038	—	—		13,038
Gain on joint venture of properties, net	100	—	—		100
Interest and other income	5,737	(4)	(45	) (C)	5,688
Corporate general and administrative	(33,300)	953	—		(32,347)
Interest expense	(172,116)	—	51,467	(D)	(120,649)
Amortization of deferred financing costs	(10,925)	—	3,153	(C)	(7,772)
Depreciation and amortization	(157,204)	8,212	36,954	(C)	(112,038)
Impairment charges related to real estate assets	(8,624)	—	—		(8,624)
Other expenses	(4,637)	—	—		(4,637)
Equity in net income (loss) of unconsolidated companies:
Office Properties	10,469	1,110	7,738	(E)	19,317
Resort/Hotel Properties	5,760	—	—		5,760
Residential Development Properties	10,427	—	—		10,427
Temperature-Controlled Logistics Properties	2,172	—	—		2,172
Other	(4,053)	—	—		(4,053)

Total Other Income (Expense)	$(256,970)	$10,271	$99,267		$(147,432)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$72,025	$(8,111)	$3,507		$67,421
Minority interests	(7,110)	239	(534	) (F)	(7,405)
Income tax benefit (provision)	(26,325)	146	—		(26,179)

INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$38,590	$(7,726)	$2,973		$33,837

BASIC EARNINGS PER SHARE DATA:
Net income (loss) before discontinued operations and cumulative effect of a change in accounting principle	$0.39				$0.34

DILUTED EARNINGS PER SHARE DATA:
Net income (loss) before discontinued operations and cumulative effect of a change in accounting principle	$0.39				$0.34

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	98,885,875				98,885,875

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	98,927,571				98,927,571

See accompanying notes to Pro Forma Consolidated Statements of Operations

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(dollars in thousands)

The following describes the pro forma adjustments to the Unaudited Pro Forma Consolidated Statement of Operations as of December 31, 2003 as if the transactions described in the first paragraph of “Pro Forma Financial Information” were completed on January 1, 2003.

(A)	Reflects Crescent Real Estate Equities Company’s unaudited consolidated historical Statements of Operations for the year ended December 31, 2003.

(B)	Reflects adjustments in accordance with the requirements of SFAS No. 144 to reclassify the results of operations of, and any gains or losses recognized on, assets initially designated as held for sale during the nine months ended September 30, 2004, as “Discontinued Operations – net income, impairments, and gain on real estate assets” in the Company’s audited Consolidated Statements of Operations for the year ended December 31, 2003.

(C)	Reflects an adjustment to remove the historical incremental income and expense of The Properties for the year ended December 31, 2003.

(D)	Net decrease in interest costs of $51.5 million consists of the following:

•	Reduction in interest expense assuming the cash proceeds were used to pay off the JP Morgan Mortgage Note and the Fleet Fund I Term Loan, the legal defeasance of a portion of the LaSalle Note I and the pay down of the Credit Facility.

	JP			Credit
	Morgan	Fleet Fund I	LaSalle Note I	Facility	Total
Balance paid down	$187,922	$160,000	$132,500	$265,350	$745,772
Weighted average interest rate	8.31%	4.53%	7.83%	3.13%

Interest expense reduction	$15,616	$7,248	$10,375	$8,305	$41,544

•	Assumes the proceeds received from Fountain Place were used to pay down the Deutsche Bank-CMBS Loan, which would reduce interest expense by $9.9 million.

(E)	Reflects the amount of Equity in net income (loss) of unconsolidated companies – Office Properties that would have been recognized based on the Company’s ownership in the joint venture.

(F)	Reflects the operating partnership’s unitholder minority interest portion, which is approximately 15%, of the adjustments.